EXHIBIT 99.1
                                                                    ------------


                                                                  Execution Copy


                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of July 13, 2004, among Hollinger International Publishing Inc., a Delaware corporation (the "COMPANY"), Hollinger International Inc., a Delaware corporation, as guarantor (the "GUARANTOR"), and Wachovia Trust Company, National Association, as trustee (the "TRUSTEE").

         WHEREAS, the Company, the Guarantor and the Trustee are parties to that certain Indenture, dated as of December 23, 2002 (the "INDENTURE"), pursuant to which the Company's 9% Senior Notes due 2010 (the "NOTES") were issued. Capitalized terms used but not defined herein shall have the same meanings ascribed to such terms in the Indenture;

         WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantor and the Trustee may make certain amendments to the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes;

         WHEREAS, the Company distributed an Offer to Purchase and Consent Solicitation Statement dated as of June 24, 2004 (the "OFFER TO PURCHASE") in order to, among other things, make an offer to purchase (the "OFFER") all Outstanding Notes upon terms and conditions described in the Offer to Purchase and to solicit consents (the "CONSENTS") from the Holders to amendments to the Indenture (the "AMENDMENTS");

         WHEREAS, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes have given and, as of the date hereof, have not withdrawn their consent to the Amendments; and

         WHEREAS, the execution of this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel with respect to such execution and all things necessary to make this Supplemental Indenture a valid agreement among the Company, the Guarantor and the Trustee in accordance with its terms have been done.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantor and the Trustee mutually covenant and agree as follows:

         1. EFFECT. This Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto. Notwithstanding the foregoing, the Amendments set forth in Section 2 below will only become operative on the date (the "OPERATIVE DATE") when validly tendered Notes representing at least a majority in aggregate principal amount of the Outstanding Notes are accepted for purchase pursuant to the Offer. Upon such acceptance for purchase, the Company shall promptly deliver written notice of the Operative Date to the Trustee, stating that it has accepted for purchase such Notes. If, after the date hereof, either the Offer is terminated or withdrawn or all payments in respect of the Notes accepted for payment pursuant to the Offer are not made on the applicable Payment Date (as defined in the Offer to Purchase), the Amendments set forth in Section 2 shall have no effect and the Indenture shall be deemed to be amended so that it reads the same as it did immediately prior to the date hereof.

         2.       AMENDMENTS.

         The Indenture is hereby amended as follows:

                  (a)      Section 1.01 is hereby amended as follows:

                           The definitions of "Acceleration Right," "Acquired Indebtedness," "Average Life to Stated Maturity," "Business Opportunities Agreement," "Cash Equivalents," "Consolidated Cash Flow Ratio," "Consolidated Interest Expense", "Consolidated Net Income
         (Loss)," "Consolidated Net Worth," "Consolidated Tangible Assets," "Consolidation," "CST Real Estate," "CST Real Estate Transaction," "Cumulative Credit," "Dollar Equivalent," "Incur," "Independent Committee," "Independent Director," "Investment," "Marketable Security," "Media Business," "Net Cash Proceeds," "Newspaper Business," "9-1/4% Notes due 2006," "9-1/4% Notes due 2007," "Operating Cash Flow," "Pari Passu Indebtedness," "Permitted Distribution," "Permitted Indebtedness," "Permitted Investment," "Permitted Liens," "Permitted Real Estate Sale," "Permitted Subsidiary Indebtedness," "Public Equity Offering," "Qualified Capital Stock," "Rating Category," "Restricted Investment," "Services Agreement," "Tax Sharing Agreement," "Total Return Equity Swap," "Trilon Loan Agreement," "Unrestricted Subsidiary," and "Wholly Owned Restricted Subsidiary" are hereby deleted in their entirety.

                  (b) The definition is "Maturity" is hereby amended to read as follows:

                           "when used with respect to any Note means the date on which the principal of such Note becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity or the Redemption Date and whether by declaration of acceleration, Change of Control, call for redemption or otherwise."

                  (c) Section 1.02 is hereby amended by deleting the following terms and their corresponding section numbers in their entirety:
"Deficiency," "Excess Proceeds," "Note Amount," "Offer," "Offered Price," "Pari Passu Debt Amount," "Pari Passu Offer," "Permitted Payment," "Purchase Date," "refinancing," "Required Filing Dates," "Restricted Payments," and "Surviving Entity."

                  (d) Section 4.04 is hereby amended by deleting the text of clauses (2), (3) and (8) and by replacing such text with the words "[INTENTIONALLY DELETED]".

                  (e) Section 5.01 is hereby amended by deleting the text of clauses c(ii), (d) and (f) and by replacing such text with the words "[INTENTIONALLY DELETED]".

                  (f) Section 7.04 is hereby amended by deleting the text of clause (a) and by replacing such text with the words "[INTENTIONALLY DELETED]".

                  (g) The text of Article VIII is hereby deleted in its entirety and the words "[INTENTIONALLY DELETED]" shall be inserted in place of the deleted text.


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                  (h)      The text of Sections 10.04, 10.05, 10.06, 10.07,
10.08, 10.09, 10.10, 10.11, 10.12, 10.13, 10.15, 10.16, 10.17, 10.18 and 10.20
of the Indenture is hereby deleted in its entirety and these Sections shall be of no further force and effect and the words "[INTENTIONALLY DELETED]" shall be inserted, in each case, in place of the deleted text.

         3. GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

         4. COUNTERPARTS. This Supplemental Indenture may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

         5. EFFECT ON INDENTURE. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect, including with respect to this Supplemental Indenture.

         6. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that may not be so limited, qualified or conflicted with, such provision of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

         7. SEPARABILITY CLAUSE. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         9. BENEFITS OF SUPPLEMENTAL INDENTURE, ETC. Nothing in this Supplemental Indenture, the Indenture or the Notes, express or implied, shall give to any person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

         10. SUCCESSORS. All agreements of the Company in this Supplemental Indenture, the Indenture and the Notes shall bind its successors.

         11. TRUSTEE. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not of the Trustee, and the Trustee assumes no responsibility for their incorrectness.


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         IN WITNESS WHEREOF, the parties have executed this First Supplemental
Indenture as of the date first written above.


                                    HOLLINGER INTERNATIONAL
                                    PUBLISHING INC.


                                    By:  /s/ Robert T. Smith
                                         ---------------------------------------
                                         Name:  Robert T. Smith
                                         Title: Treasurer


                                    HOLLINGER INTERNATIONAL INC., solely
                                    in its capacity as Guarantor


                                    By:  /s/ Robert T. Smith
                                         ---------------------------------------
                                         Name:  Robert T. Smith
                                         Title: Treasurer


                                    WACHOVIA TRUST COMPANY, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Trustee


                                    By:  /s/ Marilyn Johnson-Bellinger
                                         ---------------------------------------
                                         Name:  Marilyn Johnson-Bellinger
                                         Title: Corporate Turst Officer